Exhibit 99.2

TSYS Announces Earnings for 2006
Page 5 of 10
TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percentage			Percentage
	2006	2005	Change	2006	2005	Change

Revenues
Electronic payment processing services	$303,525	223,586	35.8%	$989,062	869,785	13.7%
Merchant acquiring services	64,957	67,410	(3.6)	260,275	237,418	9.6
Other services	51,269	45,250	13.3	185,096	182,587	1.4
Revenues before reimbursables	419,751	336,246	24.8	1,434,433	1,289,790	11.2
Reimbursable items	84,149	84,489	(0.4)	352,737	313,141	12.6
Total revenues	503,900	420,735	19.8	1,787,170	1,602,931	11.5

Expenses
Employment expenses	141,312	127,876	10.5	522,256	462,217	13.0
Net occupancy & equipment expenses	91,213	71,185	28.1	317,916	283,955	12.0
Other operating expenses	58,989	65,040	(9.3)	237,179	256,489	(7.5)
Expenses before reimbursables	291,514	264,101	10.4	1,077,351	1,002,661	7.4
Reimbursable items	84,149	84,489	(0.4)	352,737	313,141	12.6
Total operating expenses	375,663	348,590	7.8	1,430,088	1,315,802	8.7

Operating Income	128,237	72,145	77.7	357,082	287,129	24.4

Other Income:
Interest income	4,816	2,123	126.8	14,113	6,012	134.7
Interest expense	(209)	(115)	(81.7)	(573)	(374)	(53.2)
Gain (loss) on foreign currency translation, net	1,037	(79)	nm	1,232	(840)	nm
Other Income	5,644	1,929	192.6	14,772	4,798	207.9

Income before Income Taxes, Minority Interest
and Equity in Income of Equity Investments	133,881	74,074	80.7	371,854	291,927	27.4
Income Taxes	47,689	25,100	90.0	126,182	103,286	22.2
Income before Minority Interest and Equity
in Income of Equity Investments	86,192	48,974	76.0	245,672	188,641	30.2
Minority Interest	(304)	(80)	(280.0)	(752)	(256)	(193.8)
Equity in Income of Equity Investments	1,169	804	45.4	4,243	6,135	(30.8)

Net Income	$87,057	49,698	75.2%	$249,163	194,520	28.1%

Basic Earnings Per Share	$0.44	0.25	76.1%	$1.27	0.99	28.4%

Diluted Earnings Per Share	$0.44	0.25	75.8%	$1.26	0.99	28.3%

Dividend Declared Per Share	$0.07	0.06		$0.27	0.22

Average Common Shares Outstanding	196,307	197,277		196,744	197,145

Average Common and Common
Equivalent Shares Outstanding	196,663	197,371		197,077	197,345

nm = not meaningful

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TSYS Announces Earnings for 2006

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$316,918	49,430	59,056	425,404	246,456	31,148	63,551	341,155
Intersegment revenues	(4,660)	(956)	(37)	(5,653)	(4,863)	-	(46)	(4,909)
Revenues before reimbursables
from external customers	$312,258	48,474	59,019	419,751	241,593	31,148	63,505	336,246
Total revenues	$385,941	55,263	70,448	511,652	315,501	37,378	75,204	428,083
Intersegment revenues	(6,759)	(956)	(37)	(7,752)	(7,302)	-	(46)	(7,348)
Revenues from external customers	$379,182	54,307	70,411	503,900	308,199	37,378	75,158	420,735
Depreciation and amortization	$41,334	6,388	6,866	54,588	29,925	4,153	7,298	41,376
Intersegment expenses	$3,526	(3,336)	(7,927)	(7,737)	9,452	(9,413)	(7,668)	(7,629)
Segment operating income	$103,629	7,562	17,046	128,237	58,921	1,230	11,994	72,145
Income before income taxes, minority interest and
equity income of equity investments	109,133	7,240	17,508	133,881	61,107	628	12,339	74,074
Income tax expense	$38,860	3,357	5,472	47,689	19,860	632	4,608	25,100
Equity in income of equity investments	$-	1,169	-	1,169	-	804	-	804
Net Income	$70,342	4,679	12,036	87,057	42,172	(205)	7,731	49,698
Identifiable assets	1,517,053	320,022	210,118	2,047,193
Intersegment eliminations	(400,957)	(860)	(37)	(401,854)
Total assets	1,116,096	319,162	210,081	1,645,339

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$1,057,257	158,608	237,786	1,453,651	959,846	123,865	220,038	1,303,749
Intersegment revenues	(18,130)	(956)	(132)	(19,218)	(13,809)	-	(150)	(13,959)
Revenues before reimbursables
from external customers	$1,039,127	157,652	237,654	1,434,433	946,037	123,865	219,888	1,289,790
Total revenues	$1,349,796	183,425	282,108	1,815,329	1,220,199	146,982	258,082	1,625,263
Intersegment revenues	(27,071)	(956)	(132)	(28,159)	(22,183)	-	(149)	(22,332)
Revenues from external customers	$1,322,725	182,469	281,976	1,787,170	1,198,016	146,982	257,933	1,602,931
Depreciation and amortization	$137,093	20,489	27,312	184,894	114,134	16,569	19,371	150,074
Intersegment expenses	$22,476	(18,784)	(31,791)	(28,099)	33,920	(31,245)	(25,691)	(23,016)
Segment operating income	$280,041	19,591	57,450	357,082	235,267	9,373	42,489	287,129
Income before income taxes, minority interest and
equity income of equity investments	295,303	16,958	59,593	371,854	241,666	6,972	43,289	291,927
Income tax expense	$97,497	5,818	22,867	126,182	80,876	4,925	17,485	103,286
Equity in income of equity investments	$-	4,243	-	4,243	-	2,893	3,242	6,135
Net Income	$198,694	13,743	36,726	249,163	160,853	4,567	29,100	194,520

Note:

Revenues from domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include TSYS Acquiring's merchant acquiring and related services.

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TSYS Announces Earnings for 2006

TSYS
Balance Sheet
(Unaudited)
(In thousands)
	At December 31,
	2006	2005
Assets
Current assets:
Cash and cash equivalents	$386,694	237,569
Restricted cash	31,568	29,688
Accounts receivable, net	253,873	184,532
Deferred income tax assets	22,427	15,264
Prepaid expenses and other current assets	56,097	45,236
Total current assets	748,258	512,289
Computer software, net	213,298	267,988
Property and equipment, net	271,321	267,979
Contract acquisition costs, net	167,449	163,861
Goodwill, net	132,545	112,865
Equity investments, net	62,064	42,731
Other intangible assets, net	24,034	13,580
Other assets	23.969	29,604
Total assets	$1,645,339	1,410,897

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$41,792	29,464
Accrued salaries and employee benefits	80,697	84,348
Current portion of obligations under capital leases	2,820	2,078
Other current liabilities	172,022	161,122
Total current liabilities	297,331	277,012
Deferred income tax liabilities	85,321	89,478
Obligations under capital leases excluding current portion	2,878	3,555
Other long-term liabilities	36,220	24,398
Total liabilities	421,750	394,443
Minority interest in consolidated subsidiary	6,229	3,682
Shareholders' Equity:
Common stock	19,868	19,797
Additional paid-in capital	66,677	50,666
Treasury stock	(35,233)	(12,841)
Accumulated other comprehensive income	20,641	5,685
Retained earnings	1,145,407	949,465
Total shareholders' equity	1,217,360	1,012,772
Total liabilities and shareholders' equity	$1,645,339	1,410,897

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TSYS Announces Earnings for 2006

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Twelve Months Ended December 31,
	2006	2005

Cash flows from operating activities:
Net income	$249,163	194,520
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	752	256
Equity in income of equity investments	(4,243)	(6,135)
Dividends received from equity investments	2,371	1,659
(Gain) loss on currency translation adjustments, net	(1,232)	840
Depreciation and amortization	184,894	150,074
Share-based compensation	9,157	1,137
Impairment of developed software	-	3,619
Charges for (recoveries of) bad debt expense and billing
adjustments	1,614	4,589
Charges for transaction processing provisions	9,981	7,397
Deferred income tax (benefit) expense	(13,217)	(39,458)
Loss on disposal of equipment, net	147	2,535
(Increase) decrease in:
Accounts receivable	(54,237)	(13,164)
Prepaid expenses and other assets	12,386	11,496
Increase (decrease) in:
Accounts payable	9,716	(51,138)
Accrued salaries and employee benefits	(5,416)	21,420
Other liabilities	(16,230)	(49,058)
Net cash provided by operating activities	385,606	240,589

Cash flows from investing activities:
Purchase of property and equipment, net	(27,102)	(40,904)
Additions to licensed computer software from vendors	(10,587)	(12,875)
Additions to internally developed computer software	(14,639)	(22,602)
Cash acquired in acquisition	8,166	38,798
Cash used in acquisitions	(77,541)	(134,768)
Contract acquisition costs	(42,452)	(19,468)
Net cash used in investing activities	(164,155)	(191,819)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	-	48,143
Principal payments on long-term debt borrowings and
capital lease obligations	(2,691)	(50,437)
Proceeds from exercise of stock options	4,252	2,957
Repurchase of common stock	(22,874)	-
Excess tax benefit from share-based payment arrangements	2,984	-
Dividends paid on common stock	(51,269)	(39,418)
Net cash used in financing activities	(69,598)	(38,755)
Effect of foreign currency translation on cash and cash equivalents	(2,728)	(4,252)
Net increase in cash and cash equivalents	149,125	5,763
Cash and cash equivalents at beginning of year	237,569	231,806
Cash and cash equivalents at end of period	$386,694	237,569

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TSYS Announces Earnings for 2006

Geographic Area Data:
The following geographic area data represents revenues for the three months ended December 31 based on where the client is domiciled:

	Three Months Ended December 31,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$412.2	81.8%	$356.1	84.6%	15.7%
Europe*	46.4	9.2	33.7	8.0	37.5
Canada	30.5	6.1	23.3	5.5	31.1
Japan	5.1	1.0	4.0	0.9	29.2
Mexico	3.7	0.7	2.3	0.6	60.6
Other*	6.0	1.2	1.3	0.4	nm
	$503.9	100.0%	$420.7	100.0%	19.8%

The following geographic area data represents revenues for the twelve months ended December 31 based on where the client is domiciled:

	Twelve Months Ended December 31,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$1,481.9	82.9%	$1,354.1	84.5%	9.4%
Europe*	158.9	8.9	132.6	8.2	19.9
Canada	102.0	5.7	89.9	5.6	13.5
Japan	18.6	1.0	15.6	1.0	19.0
Mexico	12.3	0.7	7.6	0.5	60.8
Other*	13.5	0.8	3.1	0.2	nm
	$1,787.2	100.0%	$1,602.9	100.0%	11.5%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended December 31:

	Three Months Ended December 31,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$342.0	281.2	-	-	70.1	74.9
Europe*	0.4	0.1	46.0	33.4	-	-
Canada	30.4	23.2	-	-	0.1	0.1
Japan	-	-	5.1	4.0	-	-
Mexico	3.7	2.3	-	-	-	-
Other*	2.7	1.3	3.2	-	0.2	0.2
	$379.2	308.1	54.3	37.4	70.4	75.2

The following table reconciles segment revenues to revenues by reporting segment for the twelve months ended December 31:

	Twelve Months Ended December 31,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$1,201.0	1,097.1	-	-	280.9	257.0
Europe*	1.5	0.5	157.4	131.4	-	-
Canada	101.5	89.5	-	-	0.5	0.4
Japan	-	-	18.6	15.6	-	-
Mexico	12.3	7.6	-	-	-	-
Other*	6.4	3.3	6.5	-	0.6	0.5
	$1,322.7	1,198.0	182.5	147.0	282.0	257.9

* Geographic area revenue by operating segment has been restated in 2005 to reflect the changes in operating segment.

nm = not meaningful
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TSYS Announces Earnings for 2006

Supplemental Information:
		Accounts on File at December 31,
(in millions)		2006	%	2005	%	% Change
Consumer		262.7	63.0%	267.5	61.1%	(1.8)%
Retail	*	55.3	13.3	87.0	19.9	(36.4)
Commercial		32.1	7.7	30.1	6.9	6.5
Government services/EBT		21.2	5.1	18.8	4.3	12.7
Stored Value	*	40.7	9.8	26.9	6.1	51.5
Debit		4.4	1.1	7.6	1.7	(41.8)
		416.4	100.0%	437.9	100.0%	(4.9)%

* Certain accounts previously classified as Retail have been reclassified as Stored Value to conform with the presentation adopted in the second quarter of 2006.

(in millions)	December 31, 2006		December 31, 2005		% Change
QTD Average Accounts on File	421.7		436.0		(3.3)%
YTD Average Accounts on File	415.6		401.1		3.6

	Accounts on File at December 31,
(in millions)	2006	%	2005	%	% Change
Domestic	349.3	83.9%	381.8	87.2%	(8.5)%
International	67.1	16.1	56.1	12.8	19.5
	416.4	100.0%	437.9	100.0%	(4.9)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	December 2005 to December 2006	December 2004 to December 2005
Beginning balance	437.9	357.6
Change in accounts on file due to:
Internal growth of existing clients	36.6	40.8
New clients	91.2	51.8
Purges/Sales	(16.4)	(9.6)
Deconversions	(132.9)	(2.7)
Ending balance	416.4	437.9

Number of Employees (FTEs):	2006	2005
At December 31,	6,749	6,698
Quarterly average for period ended December 31,	6,743	6,601
YTD average for period ended December 31,	6,642	6,323

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